UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2004

Plexus Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Jewelers Park Drive, Neenah, WI		54957-0156
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	920-722-3451

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a), (b), (c) Not applicable.

(d) Effective September 1, 2004, the Board of Directors of Plexus Corp. appointed Ralf Böer as a new member of the Plexus Board of Directors. The press release announcing that appointment is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plexus Corp. (Registrant)

September 2, 2004	By:	Joseph D. Kaufman

Name: Joseph D. Kaufman
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press release re new director